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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 30, 2000 relating to the financial statements, which appears in Getty Images, Inc. Annual Report on Form 10-K for the year ended December 31, 2001.

PricewaterhouseCoopers
Chartered Accountants

London, England
May 10, 2002